Exhibit 10.19
Confidential

50	Purchase Order	996094
Datron World Communications, Inc.	Page	1
3030 Enterprise Court	Date	7/5/2011
Vista CA 92081	Buyer	HMontgomery
Phone: (760) 597-1500

	Ship Via	AMERICAN CARGO
	FOB	SHIPPING POINT
	Terms	NET 15

Vendor	Ship To

T000032

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3030 Enterprise Court
100 DOMINO DRIVE	Vista CA 92081
CONCORD MA 01742-2892	Phone: (760) 597-1500

Phone: 978-287-6219

Fax Num: 978-287-6228	Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence
Remit To

☐	Fax Sent Prior	☐	Verbal Placed Prior
	Do Not Duplicate		Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
1	******	******	EA	701614	******	******	******
				AUDIO CIPHERING HANDSET,AFGHAN,UNTEST
		Manufacturer		Mfg Part Number
		TCC-CRYPT		401-25470 (AFGHAN)

2	******	******	EA	701614	******	******	******
				AUDIO CIPHERING HANDSET,AFGHAN,UNTEST
		Manufacturer		Mfg Part Number
		TCC-CRYPT		401-25470 (AFGHAN)

3	******	******	EA	701614	******	******	******
				AUDIO CIPHERING HANDSET,AFGHAN,UNTEST
		Manufacturer		Mfg Part Number
		TCC-CRYPT		401-25470 (AFGHAN)

4	******	******	EA	701614	******	******	******
				AUDIO CIPHERING HANDSET,AFGHAN,UNTEST
		Manufacturer		Mfg Part Number
		TCC-CRYPT		401-25470 (AFGHAN)

5	******	******	EA	701614	******	******	******
				AUDIO CIPHERING HANDSET,AFGHAN,UNTEST

Buyer/Purchasing Agent	Date	Manager	Date
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION.
THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED.
THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Exhibit 10.19
Confidential

51	Purchase Order	996094
Datron World Communications, Inc.	Page	2
3030 Enterprise Court	Date	7/5/2011
Vista CA 92081	Buyer	HMontgomery
Phone: (760) 597-1500

	Ship Via	AMERICAN CARGO
	FOB	SHIPPING POINT
	Terms	NET 15

Vendor	Ship To

T000032

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3030 Enterprise Court
100 DOMINO DRIVE	Vista CA 92081
CONCORD MA 01742-2892	Phone: (760) 597-1500

Phone: 978-287-6219

Fax Num: 978-287-6228	Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence
Remit To

☐	Fax Sent Prior	☐	Verbal Placed Prior
	Do Not Duplicate		Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
		Manufacturer		Mfg Part Number
		TCC-CRYPT		401-25470 (AFGHAN)

6	******	******	EA	701614	******	******	******
AUDIO CIPHERING HANDSET,AFGHAN,UNTEST
		Manufacturer		Mfg Part Number
		TCC-CRYPT		401-25470 (AFGHAN)

FAR 52.244-6, entitled “Subcontracts for Commercial Items and Commercial Components” and the clauses listed therein. The complete text of the Federal Acquisition Regulations (FARs) are available at http://www.arnet.gov/far/ . FAR 52.211-15, entitled “Defense Priority and Allocation Requirement”. This is a DO rated order and the Supplier shall follow all the requirements of the Defense Priorities and Allocations System regulation (15 CFR 700). The complete text of the Federal Acquisition Regulations (FARs) are available at http://www.arnet.gov/far/ . The complete text of the Code of Federal Regulations (CFR) is available at http://ecfr.gpoaccess.gov/ . This is W15P7T-09-D-D212 DOA7 rated.
SEE WWW.DTWC.COM FOR TERMS AND CONDITIONS
AMERICAN CARGO SERVICES PHONE: 800-508-4888
SEND ALL INVOICES TO: BILLUS@DTWC.COM
						Total:	3,990,000.00

Buyer/Purchasing Agent	Date	Manager	Date
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION.
THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED.
THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.